                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 14, 2007

                     ML-CFC Commercial Mortgage Trust 2007-9
                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-142235-05

                      Merrill Lynch Mortgage Lending, Inc.,
                Countrywide Commercial Real Estate Finance, Inc.,
                        Natixis Real Estate Capital Inc.
                                       and
                          Eurohypo AG, New York Branch
             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-142235

         Delaware                    333-142235-05                13-3416059
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

       4 World Financial Center, 16th Floor
       250 Vesey Street, New York, New York                         10080
     (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code (212) 449-1000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On November 14, 2007, a pooling and servicing agreement, dated as of
November 1, 2007 (the "Pooling and Servicing Agreement"), was entered into by and between Merrill Lynch Mortgage Investors, Inc., as depositor (the
"Registrant"), Wells Fargo Bank, National Association, as master servicer no. 1,
Midland Loan Services, Inc. ("Midland"), as master servicer no. 2, LNR Partners,
Inc., as special servicer, LaSalle Bank National Association ("LaSalle"), as trustee, and Wells Fargo Bank, National Association, as certificate administrator. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial
Mortgage Trust 2007-9 (the "ML-CFC Commercial Mortgage Trust 2007-9"),
Commercial Mortgage Pass-Through Certificates, Series 2007-9 (the
"Certificates"). The Pooling and Servicing Agreement is attached as Exhibit 4.1 hereto. One of the mortgage loans backing the Certificates, referred to as the
Farallon Portfolio mortgage loan, will be serviced pursuant to a pooling and servicing agreement dated as of August 1, 2007 (the "Other Pooling and Servicing
Agreement"), between the Registrant, as depositor, KeyCorp Real Estate Capital
Markets, Inc., as master servicer, Midland, as special servicer, and LaSalle, as trustee, which agreement relates to the Registrant's ML-CFC Commercial Mortgage
Trust 2007-8 (into which trust a loan that is cross-defaulted with the Farallon
Portfolio mortgage loan was deposited). The Other Pooling and Servicing
Agreement is attached as Exhibit 4.2 hereto. Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB, Class
A-4, Class A-1A, Class AM, Class AM-A, Class AJ, Class AJ-A, Class B, Class C,
Class D, Class E, Class F and Class XP (collectively, the "Publicly-Offered
Certificates"), were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-142235) and were sold to Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch"), Countrywide Securities
Corporation, Natixis Securities North America Inc., Goldman, Sachs & Co. and
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of November 1, 2007 (the "Underwriting
Agreement"), between the Registrant and the Underwriters. The Underwriting
Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of November 1,
2007 (the "MLML Mortgage Loan Purchase Agreement"), which is attached hereto as
Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered
Certificates (the "Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc.
("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2007 (the "Countrywide Mortgage Loan Purchase Agreement"),
which is attached hereto as Exhibit 99.2. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "Natixis Mortgage Loans") were acquired by the Registrant from Natixis Real Estate Capital Inc. ("Natixis REC")
and Natixis Commercial Mortgage Funding, LLC ("Natixis CMF"; Natixis CMF and
Natixis REC, the "Natixis Sellers") as sellers pursuant to a mortgage loan purchase agreement dated as of November 1, 2007 (the "Natixis Sellers Mortgage
Loan Purchase Agreement"), which is attached hereto as Exhibit 99.3. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the
"Eurohypo Mortgage Loans") were acquired by

the Registrant from Eurohypo AG, New York Branch ("Eurohypo") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2007 (the
"Eurohypo Mortgage Loan Purchase Agreement"), which is attached hereto as
Exhibit 99.4. Certain other of the mortgage loans backing the Publicly-Offered
Certificates (the "LNR Mortgage Loans" and together with the MLML Mortgage
Loans, the Countrywide Mortage Loans, the Natixis Mortgage Loans and the
Eurohypo Mortgage Loans, the "Mortgage Loans") were acquired by the Registrant from LNR Capital Services, Inc. ("LNR Capital"), LNR Carson Holdings, LLC ("LNR
Carson") and LNR Securities Holdings, LLC ("LNR Securities"; LNR Capital, LNR
Carson and LNR Securities, collectively, the "LNR Sellers") as sellers pursuant to a mortgage loan purchase agreement dated as of November 1, 2007 (the "LNR
Sellers Mortgage Loan Purchase Agreement"; the MLML Mortgage Loan Purchase
Agreement, the Countrywide Mortgage Loan Purchase Agreement, the Natixis Sellers
Mortgage Loan Purchase Agreement, the Eurohypo Mortgage Loan Purchase Agreement
and the LNR Loan Sellers Mortgage Loan Purchase Agreement, collectively, the
"Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.5.

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide, the Natixis Sellers,
Eurohypo or the LNR Sellers, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Shell company transactions:

     Not applicable.

(d) Exhibits:

Exhibit No.   Description
-----------   -----------
1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

4.2           Other Pooling and Servicing Agreement*

5.1           Legality Opinion

8.1           Tax Opinion (included as part of Exhibit 5.1)

99.1          MLML Mortgage Loan Purchase Agreement

99.2          Countrywide Mortgage Loan Purchase Agreement

99.3          Natixis Sellers Mortgage Loan Purchase Agreement

99.4          Eurohypo Mortgage Loan Purchase Agreement

99.5          LNR Sellers Mortgage Loan Purchase Agreement

----------------

* Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K
(File No. 333-142235-04) filed with the Commission on September 10, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 29, 2007

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ David M. Rodgers
                                            ------------------------------------
                                            Name:  David M. Rodgers
                                            Title: Executive Vice President,
                                                   Chief Officer in Charge of
                                                   Commercial Mortgage
                                                   Securitization

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.   Description
-----------   -----------

1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

4.2           Other Pooling and Servicing Agreement*

5.1           Legality Opinion

8.1           Tax Opinion (included as part of Exhibit 5.1)

99.1          MLML Mortgage Loan Purchase Agreement

99.2          Countrywide Mortgage Loan Purchase Agreement

99.3          Natixis Sellers Mortgage Loan Purchase Agreement

99.4          Eurohypo Mortgage Loan Purchase Agreement

99.5          LNR Sellers Mortgage Loan Purchase Agreement

----------------

* Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K
(File No. 333-142235-04) filed with the Commission on September 10, 2007.

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